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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2003
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                                GLOBALSTAR, L.P.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


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
         DELAWARE                        333-25461                        13-3759024
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(State or Other Jurisdiction      Commission File Number)        (I.R.S. Employer Identification No.)
    of Incorporation )

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       3200 ZANKER ROAD, SAN JOSE, CALIFORNIA                        95134
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      (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code: 408-933-4000
                                                    ------------
                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

      The closing contemplated by the Settlement Agreement and Release, dated April 8, 2003 (the Settlement Agreement"), among Globalstar, L.P. ("Globalstar"), Loral Space & Communications Ltd. ("Loral") and certain of their respective affiliates occurred as of July 10, 2003. Pursuant to the Settlement Agreement, as of the closing, among other things: (1) Globalstar received title to eight spare satellites; (2) certain agreements under which Loral held exclusive rights to provide Globalstar services to certain defense, national security and other governmental agencies and in the aviation market were terminated and a new joint venture owned 75% by Globalstar and 25% by Loral was formed to pursue business opportunities with those governmental agencies ; (3) Globalstar received Loral's interests in the Canadian Globalstar service provider operations; (4) certain financial obligations of Loral-affiliated service providers to Globalstar were settled through reduction in debt obligations owing by Globalstar Canada Co. to Loral and other financial obligations between Globalstar and Loral were restructured; (5) Globalstar received the unused portion of advance prepayments made by it under its 2GHz satellite contract with Space Systems/Loral, Inc., as reduced by certain financial obligations of Globalstar to Loral; (6) Russell R. Mack, Bernard L. Schwartz and Eric J. Zahler, as Loral's designees, resigned from Globalstar's General Partners Committee (the "Committee") and Anthony J. Navarra, President of Globalstar, Megan Fitzgerald, Senior Vice President - Operations of Globalstar, and Daniel P. McEntee, Vice President and Chief Financial Officer of Globalstar, were appointed as members of the Committee; and (7) Globalstar and its subsidiaries and Loral and its subsidiaries and affiliates provided mutual releases of claims and Globalstar and its subsidiaries released any claims against the members of the Committee.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired:

            Not Applicable.

      (b)   Pro Forma Financial Information:

            Not Applicable.

      (c)   Exhibits:

            Not Applicable.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLOBALSTAR, L.P.


                                      By:      /s/ Daniel P. McEntee
                                               ---------------------------
                                               Name:   Daniel P. McEntee
                                               Title:  Vice President and
                                                       Chief Financial Officer

Date:  July 16, 2003